UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington, DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	Attached hereto is the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

1

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

2026

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

620 S. Tryon Street

Suite 1000

Charlotte, NC 28202

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Itzbell Branca

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Chief Tax Officer

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

Dear Fellow Shareholders,

We present the 2026 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources, and time-tested process, we believe we can provide investors with an attractive level of current income to help navigate any market environment which may lie ahead and continue to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting to capture, in our opinion, the best risk-adjusted investment opportunities. Barings’ global capabilities on the ground in major markets allow us to be nimble in uncertain times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

The first half of 2026 was characterized by resilient economic growth, moderating inflation and continued uncertainty around the path of monetary policy. While economic activity moderated from prior years, consumer spending remained supportive, corporate earnings are growing and labor market conditions remained healthy. At the sector level, the rapid adoption of artificial intelligence created both opportunities and challenges, particularly within software, where investors reassessed the longer-term competitive positioning of certain business models amid concerns around potential AI-driven disruption. At the same time, substantial investment in AI-related infrastructure continued to drive capital markets activity, with issuers tied to data centers, power generation, connectivity and digital infrastructure accessing debt markets to fund growing capacity needs.

Total returns were positive across high yield credit markets during the first half of 2026. High yield bonds generally outperformed senior secured loans, benefiting from spread tightening and modest declines in intermediate-term government bond yields. Credit fundamentals remained stable, supported by improving ratings quality, manageable leverage levels and healthy interest coverage ratios. Primary market activity remained robust across both bonds and loans, led by refinancing transactions as well as issuance supporting acquisitions, and investment across AI-related infrastructure.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June 2026 with a portfolio of 159 issuers, in line with year-end levels. From a regional perspective, exposure from year-end to June 2026 remained stable, with exposure to the United States at 82.5%; France is now the second largest exposure at 3.6% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S., Asia Pacific and Europe but fit within the Fund’s developed market focus, increased slightly from December 2025 to 2.8%. The Fund’s primary exposure continues to be in the North American market, which features the most robust opportunity set across fixed income markets.

As of June 30, 2026, the Fund’s positioning across the credit quality spectrum was as follows: 36.7% double-B rated and above, 43.5% single-B rated, and 15.24% triple-C rated and below, with approximately 48.1% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to higher-rated credits increased slightly, primarily sourced from an increase in BB-rated positions. Non-publicly rated securities represented 1.3%.

The distribution per share was constant throughout the period at $0.1223 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $14.10 and $14.78, respectively, or at a 4.6% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2026, the Fund’s market price and NAV distribution rates—using the most recent monthly dividend, on an annualized basis—were 2.6% and 5.7%, respectively. Assets acquired through leverage, which represented 21.3% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

On a year-to-date basis through June 30, 2026, the NAV total return for the Fund was 3.18%, outperforming the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned 2.26% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through June 30, 2026, was -1.12%. The shorter-duration exposure, including floating rate allocations to 1st and 2nd senior secured loans and collateralized loan obligations, continued to benefit results, while the incremental loan exposure also generated increased income, supporting overall returns.

Market Outlook

High yield bonds and loans continued to deliver attractive income and solid risk-adjusted returns through the first half of 2026, demonstrating resilience despite ongoing macroeconomic and geopolitical uncertainty. While corporate fundamentals remain broadly stable and technical conditions continue to provide support, spread levels have tightened and offer less compensation for credit risk than in prior periods. The outlook remains constructive but increasingly selective, with risks ranging from slower economic growth and earnings disappointments to geopolitical developments and policy uncertainty. In this environment, we believe the most compelling opportunities remain in mid to higher-quality segments of the market, where investors can earn attractive income while maintaining a disciplined approach to risk. A balanced allocation across fixed and floating-rate assets, as well as across geographies, may also provide diversification benefits while preserving flexibility to adapt to evolving market conditions.

As the second half of 2026 unfolds, active management will remain critical. Navigating a market characterized by tighter valuations, shifting macroeconomic conditions, and evolving credit dynamics requires a disciplined, research-driven approach that seeks to capture attractive income opportunities while carefully managing downside risks.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied, and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of total investments. As of June 30, 2026.

COUNTRY COMPOSITION (% OF ASSETS*)

Italy
1.3%
Panama
1.1%
Sweden
1.8%
Canada
1.0%
(Individually less than 1%)
3.9%
Germany
2.0%
United Kingdom
2.8%
France
3.6%
United States
of America
82.5%

*	The percentages shown above represent a percentage of total investments. As of June 30, 2026.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

Hypothetical Growth of $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS JUNE 30, 2026	1 YEAR	5 YEAR	10 YEAR
Barings Global Short Duration High Yield Fund (BGH)	2.62%	6.30%	7.67%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	6.11%	4.32%	5.72%

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2026

Assets
Investments, at fair value (cost $425,345,251)	$409,443,584
Cash and cash equivalents	7,203,268
Foreign currency, at fair value (cost $3,445,807)	3,429,640
Interest receivable	5,692,919
Receivable for investments sold	2,463,099
Prepaid expenses and other assets	115
Unrealized appreciation on forward foreign exchange contracts	680,723

Total assets	428,913,348

Liabilities
Credit facility	123,500,000
Payable for investments purchased	5,473,127
Dividend payable	2,456,079
Accrued expenses and other liabilities	382,223
Payable to adviser	296,000

Total liabilities	132,107,429

Total net assets	$296,805,919

Net assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	464,313,238
Total distributable earnings (accumulated deficit)	(167,507,520)

Total net assets	$296,805,919

Common shares issued and outstanding (unlimited shares authorized)	20,082,411

Net asset value per share	$14.78

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2026 THROUGH JUNE 30, 2026

Investment Income
Interest income	$18,751,352

Total investment income	18,751,352

Operating Expenses
Interest expense	2,801,412
Advisory fees	1,815,047
Accounting and administration fees	299,754
Professional fees	185,786
Trustee fees	99,950
Other operating expenses	67,806

Total expenses	5,269,755

Net expenses	5,269,755

Net investment income (loss)	13,481,597

Realized gains (losses) and unrealized appreciation/depreciation on investments and foreign currency related transactions
Net realized gain (loss) on investments	(6,204,774)
Net realized gain (loss) on forward foreign exchange contracts	1,118,524
Net realized gain (loss) on foreign currency related transactions	(68,184)

Net realized gain (loss) on investments, forward foreign exchange contracts and foreign currency transactions	(5,154,434)

Net change in unrealized appreciation/depreciation on investments	(482,892)
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	723,786
Net change in unrealized appreciation/depreciation on foreign currency transactions	(41,076)

Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency transactions	199,818

Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	(4,954,616)

Net increase (decrease) in net assets resulting from operations	$8,526,981

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2026 THROUGH JUNE 30, 2026

Cash flows from operating activities
Net increase in net assets resulting from operations	$8,526,981
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(103,016,219)
Proceeds from sales and paydowns of long-term investments	114,772,567
Net change in unrealized appreciation/depreciation on investments	482,892
Net change in unrealized depreciation on foreign currency transactions	41,076
Net realized gain (loss) on investments	6,204,774
Payment in-kind interest	(614,029)
Amortization and accretion	(506,194)
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	(723,787)
Changes in assets and liabilities:
Interest receivable	4,050,040
Receivable for investments sold	(2,463,099)
Payable for investments purchased	3,968,644
Prepaid expenses and other assets	158,938
Payable to Adviser	(23,345)
Excise tax payable on undistributed income	(730,050)
Accrued expenses and other liabilities	(461,794)

Net cash provided by operating activities	29,667,395

Cash flows from financing activities
Repayments on credit facility	(14,000,000)
Distributions paid to common shareholders	(14,736,473)

Net cash used in financing activities	(28,736,473)

Effect of exchange rate changes on cash	(41,076)
Net change in cash	889,846
Cash and cash equivalents (including foreign currency), beginning of year or period	9,743,062

Cash and cash equivalents (including foreign currency), end of year or period	$10,632,908

Supplemental disclosure of cash flow information
Excise taxes paid	$732,135
Interest paid	2,801,412

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD FROM JANUARY 1, 2026 THROUGH JUNE 30, 2026 (Unaudited)	YEAR ENDED DECEMBER 31, 2025

Operations
Net investment income (loss)	$13,481,597	$28,180,652
Net realized gain (loss) on investments, forward foreign exchange contracts and foreign currency transactions	(5,154,434)	(1,774,671)
Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency translation	199,818	(6,318,435)

Net increase (decrease) in net assets resulting from operations	8,526,981	20,087,546

Distributions to common shareholders
From distributable earnings	(14,736,473)	(34,290,739)

Total Distributions to common shareholders	(14,736,473)	(34,290,739)

Capital Stock Transactions
Issuance from common shares issued on reinvestment	–	282,737

Net increase (decrease) in net assets from capital stock transactions	–	282,737

Total increase (decrease) in net assets	(6,209,492)	(13,920,456)

Net assets
Beginning of year or period	303,015,411	316,935,867

End of year or period	$296,805,919	$303,015,411

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	PERIOD FROM JANUARY 1, 2026 THROUGH JUNE 30, 2026 (Unaudited)	YEAR ENDED DECEMBER 31, 2025	YEAR ENDED DECEMBER 31, 2024	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2021

Per Common Share Data
Net asset value, beginning of year or period	$15.09	$15.80	$15.20	$14.26	$17.88		$16.68
Income from investment operations:
Net investment income	0.83	1.18	1.59	1.49	1.46		1.72
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	(0.41)	(0.18)	0.51	0.88	(3.81)		0.75

Total increase (decrease) from investment operations	0.42	1.00	2.10	2.37	(2.35)		2.47

Less distributions to common stockholders:
Net investment income	(0.73)	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)

Total distributions to common stockholders	(0.73)	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)

Net asset value, end of year or period	$14.78	$15.09	$15.80	$15.20	$14.26		$17.88

Per common share market value, end of year	$14.10	$15.01	$15.44	$13.44	$12.68		$17.34

Total investment return based on net asset value (1)(2)	3.18%	6.99%	14.92%	19.23%	-12.88%		15.71%

Total investment return based on market value (1)(2)	-1.12%	8.59%	27.01%	18.09%	-19.98%		23.97%

Supplemental Data and Ratios
Net assets, end of year or period (000’s)	$296,806	$303,015	$316,936	$304,983	$286,042		$358,672
Ratio of expenses (before reductions and reimbursements) to average net assets (3)	3.53%	3.92%	4.06%	3.95%	2.73	%(4)	2.17	%(4)
Ratio of expenses (after reductions and reimbursements) to average net assets (3)	3.53%	3.93%	4.08%	3.95%	2.60%		1.95%
Ratio of net investment income (before reductions and reimbursements) to average net assets (3)	9.03%	8.98%	9.20%	9.98%	9.17	%(4)	8.54	%(4)
Ratio of net investment income (after reductions and reimbursements) to average net assets (3)	9.03%	8.98%	9.20%	9.98%	9.31%		8.76%
Portfolio turnover rate (2)	24.64%	53.99%	70.34%	49.94%	34.04%		52.08%

(1)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.15% of the Fund’s managed assets. The waiver expired on August 31, 2022 (see Note 3).

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities* — 0.34%:

Common Stocks — 0.34%:
Cohesity Series G Preferred			3,755	$58,936	$75,100
Cohesity Series G-1 Preferred			2,595	40,730	50,603
Flint Group Ordinary A Shares Stapled to 2L¤+			1,395,572	149	0
ESC CB 144A High Ridge¤			2,982	0	0
Pretium Packaging			8,783	2,759,491	163,583
Travelex Private Equity Stapled to 12.5% New Money Notes¤+			16,764	1	743,594
Naviera Armas¤+			14,621,136	0	0

Total Common Stocks			16,051,587	2,859,307	1,032,880

Total Equities			16,051,587	2,859,307	1,032,880

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 137.61%:

Asset-Backed Securities — 8.80%:

CDO/CLO — 8.80%:
Anchorage Capital CLO LTD, 3M SOFR + 5.500%+^~#	9.08%	1/20/2039	$1,550,000	$1,550,000	$1,550,766
Anchorage Capital CLO LTD, 3M SOFR + 7.000%^~#	10.68	1/20/2035	1,000,000	1,000,000	887,669
Ares CLO LTD, 3M SOFR + 6.750%+^~#	10.42	10/28/2034	1,700,000	1,700,000	1,660,764
Ares Management LLC, 3M SOFR + 5.500%+^~#	9.17	10/24/2036	2,000,000	2,000,000	1,940,948
Bain CAP CR CLO 2020-2R LTD, 3M SOFR + 6.610%+~^#	10.55	7/19/2034	1,000,000	990,000	839,583
Birch Grove Capital LP, 3M SOFR + 5.900%+^~	9.56	4/23/2039	1,750,000	1,750,000	1,773,280
Birch Grove Capital LP, 3M SOFR + 4.000%+^~#	7.65	7/22/2039	750,000	750,000	750,026
Canyon Capital, 3M SOFR + 4.750%+^~#	8.42	4/15/2038	1,175,000	1,175,000	1,098,007
Canyon Capital, 3M SOFR + 6.000%+^~#	9.67	10/15/2034	1,000,000	1,000,000	868,977
KKR Financial CLO LTD 34-2, 3M SOFR + 6.850%+~^	10.78	7/15/2034	2,000,000	1,980,000	1,778,634
Neuberger Berman Group LLC, 3M SOFR + 5.000%+^~#	8.64	7/23/2040	2,000,000	2,000,000	2,007,008
Octagon 2021-57 LTD, 3M SOFR + 6.600%+~^#	10.53	10/15/2034	1,500,000	1,500,000	1,391,591
Palmer Square Capital Management LLC, 3M SOFR + 4.700%+^~#	8.38	10/20/2038	2,000,000	2,000,000	1,970,236
Centerbridge Credit Funding Advisors, 3M SOFR + 4.200%+^~#	7.85	7/20/2039	2,000,000	2,000,000	2,000,070
Regatta Funding, 3M SOFR + 6.050%+^~#	9.72	4/15/2039	2,000,000	2,000,000	2,025,370
Sixth Street CLO LTD, 3M SOFR + 5.000%+^~#	8.68	7/17/2038	1,500,000	1,500,000	1,500,261
Sound Point CLO XVIII 2018-18D, 3M SOFR + 5.500%+~^#	9.44	1/21/2031	2,000,000	2,000,000	1,067,496

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Symphony Asset Management LLC, 3M SOFR + 5.400%+^~#	9.08%	7/20/2038	$1,000,000	$1,000,000	$1,000,903

Total CDO/CLO			27,925,000	27,895,000	26,111,589

Total Asset-Backed Securities			27,925,000	27,895,000	26,111,589

Bank Loans§ — 12.55%:

Beverage, Food & Tobacco — 1.07%:
Sizzling Platter, 3M SOFR + 5.000%~**	8.65	6/25/2032	3,449,101	3,372,558	3,209,388

Total Beverage, Food & Tobacco			3,449,101	3,372,558	3,209,388

Chemicals, Plastics and Rubber — 0.04%:
Flint Group 2L, 3M EURIBOR + 6.900% PIK and 0.100% Cash~	0.10	12/31/2027	2,097,107	1,176,595	76,020
Prince, 3M SOFR + 5.500%~	9.30	4/30/2030	0	112,959	0
Prince, 3M SOFR + 4.250%~	8.05	4/30/2030	336,049	212,787	46,768
Prince, 3M SOFR + 5.500%~	9.30	4/30/2030	0	49,349	0

Total Chemicals, Plastics and Rubber			2,433,156	1,551,690	122,788

Containers, Packaging and Glass — 2.19%:
Five Star, 3M SOFR + 4.250%~	7.92	5/7/2029	1,969,388	1,949,313	1,933,289
Novolex Holdings, Inc., 3M SOFR + 3.250%~	6.90	3/26/2032	1,994,962	1,892,720	1,914,745
Trident Parent, LLC, 3M SOFR + 3.750%~	7.42	9/15/2028	2,765,036	2,697,840	2,646,360

Total Containers, Packaging and Glass			6,729,386	6,539,873	6,494,394

Healthcare and Pharmaceuticals — 4.07%:
Bausch Health Companies, 3M SOFR + 6.250%~	9.87	9/25/2030	10,860,075	10,700,179	10,518,961
FinThrive / nThrive, 3M SOFR + 4.000%~	7.69	12/15/2028	1,088,945	1,063,701	540,117
Medical Solutions, 3M SOFR + 3.500%~	7.20	11/1/2030	385,228	660,574	78,972
Medical Solutions, 3M SOFR + 7.000%~	10.70	11/3/2031	589,124	604,274	70,695
NAPA Management Services Corp, 3M SOFR + 5.250%~	8.97	2/23/2029	1,255,334	1,196,726	866,181

Total Healthcare and Pharmaceuticals			14,178,706	14,225,454	12,074,926

High Tech Industries — 0.67%:
ION Platform Group, 3M SOFR + 3.750%~	7.48	9/30/2032	1,541,417	1,526,003	1,093,636
McAfee, 3M SOFR + 3.000%~	6.62	3/1/2029	997,468	876,461	882,759

Total High Tech Industries			2,538,885	2,402,464	1,976,395

Hotel Gaming & Leisure — 1.29%:
J&J Ventures Gaming, 3M SOFR + 5.000%¤~	8.65	4/26/2030	1,990,000	1,973,405	1,966,120
One Toronto Gaming, 3M SOFR + 4.250%~	7.95	7/20/2030	1,950,976	1,906,467	1,853,798

Total Hotel Gaming & Leisure			3,940,976	3,879,872	3,819,918

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Insurance — 0.66%:
The Fidelis Partnership, 3M SOFR + 4.750%~¤	8.68%	12/31/2031	$1,975,000	$1,965,125	$1,967,100

Total Insurance			1,975,000	1,965,125	1,967,100

Services: Business — 0.52%:
Consilio, 3M SOFR + 3.750%~	7.37	5/12/2028	1,383,341	1,296,934	1,137,507
Sabre, 1M SOFR + 6.000%~	9.72	11/15/2029	460,068	461,301	409,001

Total Services: Business			1,843,409	1,758,235	1,546,508

Telecommunication — 2.04%:
BMC Software, 3M SOFR + 5.750%~	9.42	7/2/2032	6,005,564	5,883,563	5,124,728
Brightspeed, 3M SOFR + 4.250%~	7.86	4/3/2031	1,000,000	924,264	937,780
Zayo Group, 3M SOFR + 3.000%~	6.76	3/8/2030	606	(3,880)	606

Total Telecommunication			7,006,170	6,803,947	6,063,114

Total Bank Loans			44,094,789	42,499,218	37,274,531

Corporate Bonds — 116.26%:

Automobile — 2.89%:
Adient PLC+^	8.25	4/15/2031	870,000	870,000	908,758
American Axle^#	7.75	10/15/2033	1,000,000	983,000	987,500
IHO+^#	7.38	5/15/2033	200,000	200,000	207,937
INA-Holding Schaeffler GmbH & Co KG+	7.00	11/15/2031	1,387,112	1,295,578	1,482,114
J.B. Poindexter & Co. Inc.^	8.75	12/15/2031	4,262,000	4,283,640	4,382,576
ZF Friedrichshafen+	7.00	6/12/2030	571,298	570,672	607,382

Total Automobile			8,290,410	8,202,890	8,576,267

Beverage, Food and Tobacco — 0.85%:
Sizzling Platter^	9.50	7/1/2032	2,671,000	2,734,363	2,526,150

Total Beverage, Food and Tobacco			2,671,000	2,734,363	2,526,150

Broadcasting and Entertainment — 3.40%:
Altice USA Inc.^	11.75	1/31/2029	2,723,000	2,695,825	1,677,215
Clear Channel Worldwide Holdings Inc.^	7.75	4/15/2028	3,337,000	3,366,939	3,342,302
Connect Finco Sarl+^	9.00	9/15/2029	1,186,000	1,186,000	1,247,994
Cox Media Group^#	8.88	6/18/2029	2,726,602	2,371,143	1,995,226
Dish Network Corporation^	11.75	11/15/2027	1,770,000	1,768,292	1,818,791

Total Broadcasting and Entertainment			11,742,602	11,388,199	10,081,528

Buildings and Real Estate — 6.83%:
Intrum Justitia (fka Lindorff)+^	7.75	9/11/2028	1,184,657	1,101,686	1,164,985
Intrum Justitia (fka Lindorff)+	8.50	9/11/2029	2,059,158	1,995,026	1,975,539
Intrum Justitia (fka Lindorff)+^	8.50	9/11/2030	114,260	110,627	108,576
Knife River Corporation^	7.75	5/1/2031	2,107,000	2,118,831	2,186,105
Service Properties Trust#	8.88	6/15/2032	7,330,000	7,274,336	7,548,705
Smyrna Ready Mix Concrete^	8.88	11/15/2031	3,359,000	3,395,597	3,541,508

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
The New Home Company^	9.25%	10/1/2029	$1,369,000	$1,417,367	$1,415,944
Wilsonart LLC^#	11.00	8/15/2032	2,862,000	2,698,287	2,319,202

Total Buildings and Real Estate			20,385,075	20,111,757	20,260,564

Cargo Transport — 5.15%:
AIT Worldwide Logistics, Inc.^#	8.75	4/30/2034	3,548,000	3,551,430	3,553,606
Carriage Purchaser Inc.^	7.88	10/15/2029	7,106,000	6,634,387	7,073,275
OneSky Flight, LLC^	8.88	12/15/2029	1,663,000	1,671,122	1,758,917
Railworks Hldgs Lp / Railworks Sr^	8.25	11/15/2028	2,881,000	2,847,042	2,885,071

Total Cargo Transport			15,198,000	14,703,981	15,270,869

Chemicals, Plastics and Rubber — 2.99%:
BASF Coatings+	6.50	6/15/2033	399,909	410,707	402,855
Bausch Health Companies+^	10.00	4/15/2032	2,000,000	2,010,950	2,025,366
Consolidated Energy Finance SA+^	12.00	2/15/2031	5,447,000	5,061,760	5,636,773
Ineos+	5.63	8/15/2030	114,260	104,105	106,555
Ineos+	7.25	3/31/2031	742,687	768,140	707,095

Total Chemicals, Plastics and Rubber			8,703,856	8,355,662	8,878,644

Construction and Building — 1.71%:
American Bath^	9.75	7/15/2030	2,305,000	2,305,000	2,214,264
Innomotics+	6.25	10/15/2031	465,037	483,714	439,022
US LBM^	9.50	6/15/2031	2,735,000	2,754,327	2,428,357

Total Construction and Building			5,505,037	5,543,041	5,081,643

Consumer Goods: Durable — 0.21%:
Newell Brands Inc.^	8.50	6/1/2028	583,000	583,000	609,114

Consumer Goods: Durable			583,000	583,000	609,114

Consumer Goods: Non-durable — 1.30%:
Herbalife LTD^#	7.75	5/1/2033	2,684,000	2,686,243	2,720,643
Skechers^	10.00	7/15/2033	1,000,000	1,110,758	1,135,580

Consumer Goods: Non-durable			3,684,000	3,797,001	3,856,223

Containers, Packaging and Glass — 9.34%:
Mauser Packaging Solutions^	9.25	4/15/2030	7,327,000	7,264,754	7,207,237
Mauser Packaging Solutions^	7.88	4/15/2030	4,197,000	4,197,000	4,290,677
Novolex Holdings, Inc.^	8.75	4/15/2030	12,544,000	12,097,708	12,373,999
Trident Parent, LLC^	12.75	12/31/2028	3,428,000	3,513,058	3,432,816
Trivium+	6.63	7/15/2030	411,335	407,484	431,329

Total Containers, Packaging, and Glass			27,907,335	27,480,004	27,736,058

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 0.66%:
Alta Equipment Group^	9.00%	6/1/2029	$2,046,000	$2,011,505	$1,962,987

Total Diversified/Conglomerate Manufacturing			2,046,000	2,011,505	1,962,987

Diversified/Conglomerate Service — 14.17%:
Citrix EM^#	9.00	9/30/2029	10,615,000	10,474,640	10,327,651
Citrix EM^	8.25	6/30/2032	1,259,000	1,259,000	1,181,486
Engineering Group, 3M EURIBOR + 5.750%+~	8.04	2/15/2030	422,761	385,172	427,149
Engineering Group+	11.13	5/15/2028	1,696,755	1,627,861	1,763,901
Global Infrastructure Solutions, Inc.^#	7.50	4/15/2032	4,556,000	4,129,748	4,764,765
Icahn Enterprises LP	9.00	6/15/2030	10,709,000	10,701,396	9,986,383
Icahn Enterprises LP^	10.00	11/15/2029	2,377,000	2,377,000	2,344,212
Jacobs Entertainment Inc^	6.75	2/15/2029	1,000,000	954,969	978,190
Sabre Global^#	10.75	3/15/2030	4,049,000	3,481,839	3,862,746
Sabre Holdings Corporation^#	10.75	11/15/2029	1,395,000	1,264,645	1,340,344
Sinclair Television Group Inc^	8.13	2/15/2033	967,000	968,213	995,410
Verisure Midholding+	5.25	2/15/2029	4,084,781	4,321,205	4,085,122

Total Diversified/Conglomerate Service			43,131,297	41,945,688	42,057,359

Electricity — 1.46%:
XPLR Infrastructure Operating Partners LP (fka Nextera)^	8.38	1/15/2031	718,000	718,000	765,777
XPLR Infrastructure Operating Partners LP (fka Nextera)^#	8.63	3/15/2033	3,327,000	3,468,712	3,567,525

Total Electricity			4,045,000	4,186,712	4,333,302

Environmental Industries — 0.20%:
Urbaser+	10.50	7/1/2032	554,159	564,709	589,133

Total Environmental Industries			554,159	564,709	589,133

Finance — 11.50%:
Advisor Group^	8.00	8/1/2033	631,000	631,000	633,497
Arrow Global+	9.63	12/15/2029	795,872	760,774	805,813
Arrow Global, 3M EURIBOR + 5.500%+~	7.90	12/15/2029	855,804	761,370	860,086
Arrow Global+	7.63	12/15/2029	390,768	399,048	397,557
Burford Capital^	8.50	1/15/2034	3,000,000	2,950,006	2,629,500
Burford Capital^	7.50	7/15/2033	948,000	948,000	801,060
Cable & Wireless Comm LTD+^	9.00	1/15/2033	4,521,000	4,594,872	4,566,205
CPUK Finance LTD+	7.88	8/28/2029	795,872	762,557	819,476
Galaxy Bidco LTD+	8.13	12/19/2029	835,666	803,346	862,899
ION Platform Group+	6.88	9/30/2032	1,074,040	1,103,610	795,808
ION Platform Group+^	7.88	9/30/2032	4,563,000	4,533,341	3,305,891
Jefferson Capital^	9.50	2/15/2029	3,000,000	3,038,252	3,137,535
Jefferson Capital^	8.25	5/15/2030	723,000	723,000	760,233

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
OneMain Finance Corporation	7.88%	3/15/2030	$600,000	$596,478	$624,688
PRA Group^	8.38	2/1/2028	4,518,000	4,406,402	4,591,164
PRA Group^	8.88	1/31/2030	3,000,000	3,002,969	3,098,130
PRA Group+	6.25	9/30/2032	994,058	1,021,295	978,354
Stonebriar Finance Holdings LLC^	8.13	12/15/2030	1,203,000	1,203,000	1,257,774
Stonebriar Finance Holdings LLC^	7.00	8/15/2031	1,722,000	1,722,000	1,721,743
Travelex(3.010%PIK)¤+	3.01	3/31/2029	1,479,952	1,464,420	1,479,952
Travelex¤+>	8.00	5/15/2027	5,255,941	5,097,344	0

Total Finance			40,906,973	40,523,084	34,127,365

Healthcare and Pharmaceuticals — 6.03%:
Advanz Pharma+	9.13	10/27/2031	2,188,648	2,131,728	2,114,866
Bausch Health Companies Inc.+^	11.00	9/30/2028	2,250,000	2,320,545	2,289,375
Bayer+	7.00	9/25/2083	1,028,336	1,004,654	1,137,351
Cheplapharm+	7.50	5/15/2030	1,348,263	1,427,445	1,395,845
Grifols+	7.13	5/1/2030	1,245,430	1,143,841	1,295,296
Radiology Partners^	8.50	7/15/2032	3,196,000	3,196,000	3,335,026
Recordati+	6.75	12/31/2029	832,952	889,173	862,967
Team Health (4.500% PIK)^	9.00	6/30/2028	3,144,017	3,382,875	3,219,410
Team Health^	8.38	6/30/2028	2,224,000	2,230,048	2,238,456

Total Healthcare and Pharmaceuticals			17,457,646	17,726,309	17,888,592

Healthcare, Education and Childcare — 8.37%:
Bausch Health Companies Inc.+^#	14.00	10/15/2030	618,000	616,726	577,869
CHS/Community Health Systems Inc^	9.75	1/15/2034	905,000	905,000	944,852
Community Health System Inc.^	10.88	1/15/2032	2,594,000	2,675,296	2,793,237
Community Health System Inc.^	6.88	4/15/2029	286,000	286,000	281,320
Fortrea^	7.50	7/1/2030	1,514,000	1,417,013	1,535,210
LifePoint Health Inc.^	9.88	8/15/2030	2,140,000	2,138,189	2,253,675
LifePoint Health Inc.^	10.00	6/1/2032	5,019,000	5,052,534	5,009,664
Neogen Corporation^	8.63	7/20/2030	2,636,000	2,660,404	2,773,072
Radiology Partners Inc. (9.780% PIK)^	9.78	2/15/2030	7,677,229	7,867,105	7,619,649
Star Parent Inc^	9.00	10/1/2030	1,000,000	1,028,146	1,046,372

Total Healthcare, Education and Childcare			24,389,229	24,646,413	24,834,920

High Tech Industries — 4.32%:
Athenahealth, Inc.+	9.36	12/18/2029	2,541,167	2,819,097	2,913,729
Atos+	8.13	5/21/2031	2,193,784	2,254,183	2,168,713
Hughes Satellite Systems Corp	10.75	11/30/2029	5,712,000	6,029,983	6,170,581
McAfee^#	7.38	2/15/2030	1,085,000	947,543	922,288
Prime Data Centers—Elk Grove Village^#	7.50	6/15/2031	634,000	636,724	639,143

Total High Tech Industries			12,165,951	12,687,530	12,814,454

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.94%:
Staples Inc.^	10.75%	9/1/2029	$939,000	$930,183	$897,820
Staples Inc.^#	12.75	1/15/2030	2,481,633	2,514,757	1,901,052

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			3,420,633	3,444,940	2,798,872

Hotels, Motels, Inns and Gaming — 2.21%:
Betclic+	5.13	12/10/2031	354,205	363,304	360,015
Full House Resorts^	8.25	2/15/2028	2,600,000	2,578,300	2,541,500
Motel One+	7.75	4/2/2031	914,077	912,465	972,552
Six Flags Entertainment Corporation (fka Cedar Fair)^	8.63	1/15/2032	277,000	277,000	285,320
TUI Cruises+	6.25	4/15/2029	399,909	376,057	412,363
Voyager Parent LLC (fka IGT/Everi)^	9.25	7/1/2032	1,879,000	1,879,000	1,986,663

Total Hotels, Motels, Inns and Gaming			6,424,191	6,386,126	6,558,413

Leisure, Amusement, Entertainment — 0.47%:
Ontario Gaming GTA LP+^	8.00	8/1/2030	743,000	747,536	736,272
Silk TopCo AS+	7.00	2/12/2030	981,017	867,989	667,092

Total Leisure, Amusement, Entertainment			1,724,017	1,615,525	1,403,364

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 0.53%:
Copeland	6.38	12/15/2030	1,519,653	1,487,738	1,570,254

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			1,519,653	1,487,738	1,570,254

Media: Broadcasting & Subscription — 3.76%:
DIRECTV^#	9.25	6/1/2032	1,421,000	1,421,000	1,443,963
Electronic Arts^#	8.75	7/1/2034	2,432,000	2,480,686	2,581,139
E.W. Scripps^	9.88	8/15/2030	600,000	601,928	527,820
iHeartMedia^#	7.75	8/15/2030	342,000	298,728	318,242
Nielsen^	10.38	5/15/2031	1,000,000	1,003,323	1,036,470
Nielsen^	9.50	2/15/2033	3,781,000	3,749,179	3,823,064
Nielsen^	9.29	4/15/2029	1,411,000	1,371,754	1,438,883

Total Media: Broadcasting & Subscription			10,987,000	10,926,598	11,169,581

Media: Diversified & Production — 0.72%:
Banijay+	7.00	5/1/2029	571,298	611,841	588,499
Eutelsat+	6.25	3/15/2033	930,073	975,390	956,968
Univision^#	8.88	4/15/2033	608,000	608,000	598,523

Total Media: Diversified & Production			2,109,371	2,195,231	2,143,990

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals — 0.70%:
First Quantum Minerals LTD+^	8.00%	3/1/2033	$1,990,000	$1,990,000	$2,079,946

Total Mining, Steel, Iron and Non-Precious Metals			1,990,000	1,990,000	2,079,946

Oil and Gas — 9.25%:
Breakwater+^	9.25	11/15/2030	1,089,000	1,089,000	1,149,438
Civitas Resources Inc^	8.75	7/1/2031	1,483,000	1,488,410	1,549,124
Civitas Resources Inc^	9.63	6/15/2033	2,000,000	2,050,577	2,192,464
CVR Energy, Inc.^	7.50	2/15/2031	990,000	990,000	985,393
CVR Energy, Inc.^#	7.88	2/15/2034	2,960,000	2,964,989	2,927,762
Genesis Energy LP	8.88	4/15/2030	1,000,000	986,254	1,046,408
Genesis Energy LP	8.00	5/15/2033	773,000	773,000	804,032
Harbour Energy, 3M EURIBOR + 3.940%+~	6.12	8/8/2174	1,010,055	1,006,113	1,046,685
Harvest Midstream I LP^	7.50	5/15/2032	3,265,000	3,304,065	3,382,328
Sunoco LP, 5Y CMT + 4.230%^	7.88	3/18/2175	7,552,000	7,587,188	7,833,380
Var Energi, 6M EURIBOR + 4.770%+	7.86	11/15/2083	1,127,742	1,077,472	1,218,636
Venture Global LNG Inc, 5Y CMT + 5.440%^	9.00	3/30/2175	2,100,000	2,081,625	2,050,315
Viridien+	8.50	10/15/2030	216,961	207,363	229,370
Viridien+^#	10.00	10/15/2030	982,000	974,215	1,041,973
Weatherford Intl LTD Bermuda Sr Glbl+^	8.63	4/30/2030	1,000	1,009	1,013

Total Oil and Gas			26,549,758	26,581,280	27,458,321

Personal Transportation — 0.07%:
Naviera Armas, 3M EURIBOR + 12.750% (12.750% PIK)~+	14.90	12/31/2026	351,305	359,353	221,322

Total Personal Transportation			351,305	359,353	221,322

Retail Store — 0.84%:
Afflelou+	6.00	7/25/2029	411,335	393,714	424,929
Boots	7.38	8/31/2032	225,497	228,038	232,836
Motor Fuel Group (MFG)+	8.63	4/30/2029	725,570	747,553	746,542
Motor Fuel Group (MFG)¤+	8.63	4/30/2029	289,167	296,865	296,396
Ocado Group PLC+	10.50	8/8/2029	758,731	711,827	784,039

Total Retail Store			2,410,300	2,377,997	2,484,742

Services: Business — 2.07%:
Lutech+	8.13	5/15/2031	479,890	492,935	490,689
Lutech+	8.13	5/15/2031	559,872	574,683	570,650
Modulaire Group+	6.75	11/30/2029	414,762	360,439	266,671
Opifex-Synergy^	7.88	12/1/2030	327,000	327,000	342,105
Sabre Global^#	11.13	7/15/2030	2,832,000	2,646,695	2,711,187
Sabre Global^#	11.13	6/15/2029	1,663,000	1,648,467	1,758,140

Total Services: Business			6,276,524	6,050,219	6,139,442

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Services: Consumer — 1.38%:
Asurion^#	8.38%	2/1/2034	$3,176,000	$3,178,403	$2,940,712
Asurion^	8.00	12/31/2032	945,000	951,727	953,349
Travelex¤+	15.00	12/31/2028	199,172	202,483	199,172

Total Services: Consumer			4,320,172	4,332,613	4,093,233

Telecommunications — 10.35%:
Altice France+^	9.50	11/1/2029	1,682,549	1,682,549	1,704,590
Consolidated Communications Hldgs.+	7.75	1/24/2033	856,947	920,407	994,827
Digicel LTD+^>	8.25	9/30/2026	2,500,000	2,491,364	0
Digicel+^#	8.63	8/1/2032	3,934,000	4,008,494	4,050,218
Iliad Holding+^	8.50	4/15/2031	385,000	385,000	407,887
Iliad Holding+	6.88	4/15/2031	628,428	586,961	661,240
LCPR Senior Secured Financing+^#	6.75	10/15/2027	1,192,000	1,149,180	681,858
Level III^	8.50	1/15/2036	4,115,667	4,242,661	4,419,440
Lumen Technologies, Inc.^#	7.50	2/15/2037	225,997	225,997	231,828
Ocado+	11.00	6/15/2030	1,591,744	1,599,472	1,676,305
Optics+	7.88	7/31/2028	207,952	195,807	223,758
United Group+	6.75	2/15/2031	1,142,596	1,087,950	1,189,148
United Group+	6.50	10/31/2031	1,413,391	1,342,761	1,458,519
Uniti Group Inc.^	8.63	6/15/2032	2,013,000	2,052,191	2,109,088
Uniti Group Inc.^	8.63	6/15/2032	7,406,000	7,319,469	7,759,516
Virgin Media O2+^#	8.50	3/15/2033	1,376,000	1,376,000	1,105,315
Vodafone Group PLC+	8.00	8/30/2086	928,517	993,180	1,004,341
Windstream^	8.25	10/1/2031	431,000	444,259	454,529
Zayo Group^	5.75	3/9/2030	589,981	579,789	589,244

Total Telecommunications			32,620,769	32,683,491	30,721,651

Transportation: Consumer — 0.17%:
WestJet Airlines LTD+^#	8.00	2/14/2031	492,000	487,316	493,727

Total Transportation: Consumer			492,000	487,316	493,727

Utilities — 1.42%:
Electricite de France SA+#	9.13	12/15/2174	600,000	632,500	696,764
Enbridge Inc.+	7.38	1/15/2083	1,749,000	1,724,951	1,790,726
Enbridge Inc.+	8.25	1/15/2084	1,624,000	1,624,000	1,715,064

Total Utilities			3,973,000	3,981,451	4,202,554

Total Corporate Bonds			354,535,263	352,091,726	345,024,584

Total Fixed Income			426,555,052	422,485,944	408,410,704

Total Investments				$425,345,251	$409,443,584

Other assets and liabilities — (37.95%)					(112,637,665)

Net Assets — 100.00%					$296,805,919

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

Percentages are calculated as a percent of net assets applicable to common shareholders.

EURIBOR - Euro Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

CMT - Constant Maturity Treasury

PLC - Public Limited Company

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

*	Securities are non-income producing.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.
‡	The effective interest rates are based on settled commitment amount.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2026, the value of these securities total $289,383,099 or 97.5% of the Fund’s net assets.
~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2026.
#	All or a portion of the security is segregated as collateral for the credit facility.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2026. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
>	Defaulted security.

PIK	Payment-in-kind

**	A portion of these securities contain unfunded commitments. As of June 30, 2026, total value of unfunded commitments amounted to $137,519 and had net unrealized depreciation of $(10,271) or (0.00)% of net assets (See Note 11).

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2026.

United States of America	82.5%
France	3.6%
United Kingdom	2.8%
Germany	2.0%
Sweden	1.8%
Italy	1.3%
Panama	1.1%
Canada	1.0%
(Individually less than 1%)	3.9%

100.0%

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2026 (Unaudited)

A summary of outstanding derivatives at June 30, 2026 is as follows:

Schedule of Open Forward Foreign Exchange Contracts

June 30, 2026

CURRENCY TO BE RECEIVED(1)		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION / (DEPRECIATION)
$45,397,921	USD	$44,837,178	EUR	Morgan Stanley Bank NA	7/17/2026	$560,743
12,514,304	USD	12,394,324	GBP	Morgan Stanley Bank NA	7/17/2026	119,980

						$680,723

USD - United States Dollar

EUR - Euro

GBP - Great British Pound

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2026

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (The “Adviser”), a subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), a subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as valuation designee to perform the fair value determinations relating to the value of the assets held by the Fund and making fair value determinations on any day on which the net asset value (“NAV”) per share of the Fund is determined, in accordance with the 1940 Act and the rules and regulations thereunder, and the registration statement for the Fund, subject to the oversight of the Board.

Valuation of the Fund’s securities is based on the market price whenever market quotations are readily available and all securities of the same class held by the Fund can be readily sold in such market. Market prices are obtained from reputable pricing services using market pricing conventions, to the extent such a price is available. Where a market price quotation for a security is not readily available or if the investment is not a security, the security will be fair valued as determined in good faith by the Adviser, subject to the oversight of the Board.

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The fair value of bank loans that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans as of the end of each quarter. Such bank loans will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Valuation Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Board in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

The following is a summary of the valuation hierarchy as of June 30, 2026, in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$—	$289,286	$743,594	$1,032,880

Total Equities:	—	289,286	743,594	1,032,880

Fixed Income:
Asset-Backed Securities	—	26,111,589	—	26,111,589
Bank Loans	—	33,341,311	3,933,220	37,274,531
Corporate Bonds	—	343,049,064	1,975,520	345,024,584

Total Fixed Income	—	402,501,964	5,908,740	408,410,704

Forward Foreign Exchange Contracts	—	680,723	—	680,723

Total Assets:	$—	$403,471,973	$6,652,334	$410,124,307

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2026. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2026	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT
Common Stocks:
Travelex Private Equity Stapled to 12.5% New Money Notes	743,594	Market Approach	5.50x; Adjusted EBITDA Multiple

Bank Loans:
J&J Ventures Gaming	1,966,120	Yield Analysis	9.5%: Market Yield
The Fidelis Partnership	1,967,100	Yield Analysis	10.0%: Market Yield

Corporate Bonds:
Motor Fuel Group	296,396	Recent Transaction	$102.50; Transaction Price
Travelex	1,479,952	Market Approach	5.66x; Adjusted EBITDA Multiple
Travelex	199,172	Market Approach	5.66x; Adjusted EBITDA Multiple

	$6,652,334

As of June 30, 2026, no Level 3 positions included unadjusted third part pricing information.

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2025	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2026	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2026

Equities

Cohesity	$88,243	$—	$(75,100)	$—	$—	$—	$—	$(13,143)	$—	$—

Cohesity	59,685	—	(50,603)	—	—	—	—	(9,082)	—	—

ESC CB 144A High Ridge	—	—	—	—	—	—	—	—	—	—

Flint Group Ordinary A Shares Stapled to 2L	—	—	—	—	—	—	—	—	—	—

Naviera Armas	—	—	—	—	—	—	—	—	—	—

Travelex Private Equity Stapled to 12.5% New Money Notes	—	—	—	—	—	—	—	743,594	743,594	743,594

Total Equities	147,928	—	(125,703)	—	—	—	—	721,369	743,594	743,594

Bank Loans

Aspen Insurance Holdings LTD	2,900,771	—	—	—	(2,900,771)	—	27,657	(27,657)	—	—

Aspen Insurance Holdings LTD	4,744,755	—	—	—	(4,744,755)	1,540	32,834	(34,374)	—	—

J&J Ventures Gaming	1,980,000	—	—	—	(10,000)	1,713	86	(5,679)	1,966,120	(5,679)

The Fidelis Partnership	1,976,465	—	—	—	(10,000)	—	50	585	1,967,100	585

Total Bank Loans	11,601,991	—	—	—	(7,665,526)	3,253	60,627	(67,125)	3,933,220	(5,094)

Corporate Bonds

Digicel LTD	—	—	—	—	—	—	—	—	—	—

Motor Fuel Group (MFG)	—	—	—	296,865	—	—	—	(469)	296,396	(469)

Travelex	185,500	—	—	16,976	—	—	—	(3,304)	199,172	(3,304)

Travelex	—	—	—	—	—	—	—	—	—	—

Travelex	3,338,011	—	—	74,089	—	3,805	(3,416,965)	1,481,012	1,479,952	1,481,012

Total Corporate Bonds	3,523,511	—	—	387,930	—	3,805	(3,416,965)	1,477,239	1,975,520	1,477,239

Total	$15,273,430	$—	$(125,703)	$387,930	$(7,665,526)	$7,058	$(3,356,338)	$2,131,483	$6,652,334	$2,215,739

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

During the year, transfers out of Level 3 resulted from observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. As of June 30, 2026, the Fund held no cash equivalents and all cash is held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

The Fund currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Fund in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Fund’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Fund has not yet collected the cash.

Interest income from investments in the equity class of a CLO security (typically subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash flows from these investments, including the expected residual payments, and the effective yield is determined and updated periodically. Any difference between the cash distribution received and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of such investments.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset and a liability on the Statement of Assets and Liabilities as a result of a forward foreign exchange contract. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. Outstanding forward foreign exchange contracts as of June 30, 2026 are indicative of the volume of activity during the year.

For the period ended June 30, 2026, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held by the Fund as of June 30, 2026. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2026:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$680,723

Total Asset Derivatives		$680,723

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The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2026:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN/ (LOSS) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized gain (loss) on forward foreign exchange contracts	$1,118,524

Total		$1,118,524

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized appreciation (depreciation) of forward foreign exchange contracts	$723,786

Total		$723,786

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2026.

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT*
Forward foreign exchange contracts
Morgan Stanley Bank NA	$680,723	$—	$680,723	$—	$—	$680,723

*	The net amount represents the amount owed to the Fund by the counterparty as of June 30, 2026.

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The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued ASU No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

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K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

The Fund has adopted FASB ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments require greater disaggregation of disclosures related to income taxes paid. Management has concluded there is no material impact to the Fund’s financial statements.

Segments

The Fund makes investments in securities of issuers that operate in various industries. The Fund represents a single reporting segment, where performance is measured against its investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment are the same as those described in “Significant Accounting Policies.” The Fund has identified the President and Chief Financial Officer as the chief operating decision maker (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Fund, the dividend policy, and the Fund’s investment strategy, which is outlined in Note 1. As the Fund operates as a single reportable segment, the segment assets are presented on the accompanying Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Statements of Operations.

3.	Advisory Fee

The Fund was previously a party to an investment management agreement with the Adviser, a related party, dated October 25, 2012 (the “Prior Management Agreement”). Effective September 1, 2022, the Fund entered into an amended and restated management agreement (the “New Management Agreement”) that supersedes the Prior Management Agreement in its entirety. Pursuant to the Prior Management Agreement, the Fund agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Effective August 6, 2020 the Adviser had waived 0.15% of its fee payable from the Fund. The waiver expired on August 31, 2022. Effective September 1, 2022, pursuant to the New Management Agreement, effective September 1, 2022, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.85% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

The tax character of dividends paid to shareholders during the tax years ended in 2025 and 2024, as noted below, was as follows:

	2025	2024
Ordinary Income	$34,290,739	$30,108,508

Total Distributions Paid	$34,290,739	$30,108,508

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2025 have been reclassified among the component of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$ (730,547)	$730,547

The permanent differences are primarily attributable to non-deductible excise taxes, which amounted to $730,547.

The following information is provided on a tax basis as of December 31, 2025:

Cost of investments	$445,001,818

Unrealized appreciation	14,033,696
Unrealized depreciation	(32,250,777)

Net unrealized appreciation/(depreciation)	(18,217,081)
Undistributed ordinary income	18,275,145
Undistributed long term gains	–

Distributable earnings	18,275,145
Accumulated gain/(loss)	(161,356,092)

Total accumulated gain/(loss)	$(161,298,028)

The capital loss carryforward is available to offset future taxable income. The Fund has $10,952,546 of short-term capital loss carryforwards and $150,403,546 of long-term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2021 through December 31, 2025 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period ended June 30, 2026, the Fund purchased (at cost) and sold securities in the amount of $99,047,574 and $114,772,567 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.75 percent. On April 28, 2022, the Fund entered into an amended agreement with a variable interest rate of USD SOFR plus 0.76 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the period ended June 30, 2026 was approximately $129,439,166 and 4.38 percent, respectively. As of June 30, 2026, the principal balance outstanding was $123,500,000 at an interest rate of 4.36 percent. At June 30, 2026, the carrying value of the Credit Facility of $123,500,000 approximates fair value. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) as of June 30, 2026.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of June 30, 2026, the Fund has pledged securities as collateral in the amount of $257,067,482. As of June 30, 2026,

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June 30, 2026

$119,640,998 of the Fund’s pledge securities were lent out by BNP. For the period ended June 30, 2026, the total amount of income netted against the interest expense was $16,422.

9.	Common Stock

The Fund had unlimited shares authorized and 20,082,411 shares outstanding as of June 30, 2026 and December 31, 2025. Transactions in common stock for the year ended December 31, 2025, were as follows:

Shares at December 31, 2025	20,082,411
Shares issued through dividend reinvestments	0

Shares at June 30, 2026	20,082,411

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period ended June 30, 2026, the Fund paid its Trustees aggregate remuneration of $75,000. During the period ended June 30, 2026, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Mihalick as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period ended June 30, 2026, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2026, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Unfunded Commitments

During the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Fund under these arrangements is unknown as this would involve future claims that may or may not be made against the Fund and which have not yet occurred. The Fund has no history of prior claims related to such contracts and agreements.

At June 30, 2026, the Fund had the following unfunded commitments:

DELAYED DRAW TERM LOANS:	UNFUNDED AMOUNT	UNFUNDED VALUE
Sizzling Platter	147,790	137,519

Total Unfunded Commitments	147,790	137,519

As of June 30, 2026, unfunded commitments had net unrealized depreciation of $(10,271) or (0.00)% of net assets.

12.	Risks

In the normal course of its business, the Fund trades various financial instruments and enters into certain investment activities with investment risks. These risks include:

Below	Investment Grade (high yield/junk bond) Instruments Risk

Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

The Fund may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Fund may also invest in other below

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

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June 30, 2026

investment grade debt obligations. Barings considers both credit risk and market risk in making investment decisions for the Fund. If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Borrowing	and Leverage Risk

The Fund may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Fund and the yield to shareholders more volatile. There can be no assurance that the Fund’s leveraging strategies would be successful. In addition, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.

Credit	Risk

Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.

Cybersecurity	Risk

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Fund’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Fund depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.

Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Fund’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Fund’s portfolio investments. Barings has implemented processes, procedures and

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Fund’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Fund fails to comply with the relevant laws and regulations, the Fund could suffer financial losses, a disruption of the Fund’s business, liability to investors, regulatory intervention or reputational damage.

Defaults	by Portfolio Investments

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.

Derivatives	Risk

Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act regarding the ability of a fund to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, funds that use derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the fund qualifies as a “limited derivatives user,” as defined under Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement (which may include delayed draw and revolving loans) that will not be deemed to be a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund has adopted updated policies and procedures in compliance with Rule 18f-4. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4. Future legislation or rules may modify how the Fund treats derivatives and other financial arrangements for purposes of compliance with the leverage limitations of the 1940 Act. Future legislation or rules may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to the Fund under the 1940 Act, which may be materially adverse to us and our shareholders.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

Duration	Risk

Subject to the limitations set forth in the Fund’s prospectus, the Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Foreign	Securities Risk

Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Inflation	Risk

Certain of the Fund’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

Liquidity	Risk

The Fund may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Loan	Risk

The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.

These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management	Risk

The Fund is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market	Risk

The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics, which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Fund’s securities. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Prepayment	and Extension Risk

Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Valuation	Risk

Under the 1940 Act, the Fund is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Fund’s fair value determinations relating to the value of our assets for which market quotations are not readily available.

Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Fund’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Fund. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2026

The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Fund’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Fund’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Fund may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Fund’s securities based on an overstated net asset value would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Fund’s investments might warrant.

13.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2026 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Chairman, Trustee

INTERESTED TRUSTEES

David M. Mihalick

Trustee

OFFICERS

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Itzbell Branca

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Chief Tax Officer

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	A Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

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Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	There were no changes to the Registrant’s Portfolio Managers during the period covered by this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities for the period ended June 30, 2026.

SECURITIES LENDING ACTIVITIES
Gross income from securities lending activities	$16,422
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0

Administrative fee is included in the revenue split	$0
Indemnification fee is included in the revenue split	$0
Rebate (paid to borrower)	$0

Other fees not included in revenue split (specify)	$0

Aggregate fees/compensation for securities lending activities	$0

Net income from securities lending activities	$16,422

(b) Through an agreement with the Registrant, the securities lending agent may lend out securities the Registrant has pledged as collateral on the credit facility. In return, the Registrant receives additional income that is netted against the interest charged on the outstanding credit facility balance.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not Applicable.

(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not Applicable.

(3)

A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).
Filed herewith.

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(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(5)

Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Barings Global Short Duration High Yield Fund

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President (Principal Executive Officer)

Date	9/4/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President (Principal Executive Officer)

Date	9/4/2026

By (Signature and Title)*	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer (Principal Financial Officer)

Date	9/4/2026

* Print the name and title of each signing officer under his or her signature.

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